NET INCOME PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Net income per share:
Net income attributable to Highway Holdings Limited's shareholders, basic and diluted	$ 1,550	$ 527	$ 1,251
Shares:
Weighted average common shares used in computing basic net income per share	3,801,874	3,801,874	3,801,874
Net income per share, basic (in dollars per share)	$ 0.41	$ 0.14	$ 0.33